UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2021

Vincerx Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39244	83-3197402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Sheridan Avenue, Suite 400 Palo Alto, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 800-6676

(Registrant’s telephone number, including area code)

Vincera Pharma, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value per share, and one Warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50 per share	VINCU	The Nasdaq Stock Market LLC
Common Stock	VINC	The Nasdaq Stock Market LLC
Warrants	VINCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2021, the board of directors (the “Board”) of Vincerx Pharma, Inc., formerly known as Vincera Pharma, Inc. (the “Company”), appointed Dr. Raquel E. Izumi, who currently serves as the Company’s Chief Operations Officer and Secretary, to the role of President, effective immediately. Dr. Izumi will also continue to serve as Chief Operations Officer and Secretary of the Company. Dr. Izumi’s biographical information is included in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on December 7, 2020. Dr. Izumi has no family relationships with any of the Company’s directors or executive officers, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Dr. Ahmed M. Hamdy, who previously also held the title of President, will continue as the Company’s Chief Executive Officer and Chairman of the Board and as the Company’s principal executive officer.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 7, 2021, the Company changed its name from “Vincera Pharma, Inc.” to “Vincerx Pharma, Inc.” The name change was effected through an amendment to the Company’s second amended and restated certificate of incorporation pursuant to Section 242 of the Delaware General Corporation Law, which did not require stockholder approval. A copy of the certificate of amendment effecting the name change, as filed with the Secretary of State of the State of Delaware on January 7, 2021, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The name change does not affect the rights of the Company’s stockholders and there were no other changes to the Company’s second amended and restated certificate of incorporation. The Company’s common stock will continue trading on The Nasdaq Capital Market under the symbol “VINC.” No change was made to the CUSIP number for the Company’s common stock.

In connection with the name change, the Board also approved an amendment to the Company’s amended and restated bylaws to reflect the name change. A copy of the Company’s amended and restated bylaws reflecting the name change is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2021

VINCERX PHARMA, INC.

By:	/s/ Dr. Ahmed M. Hamdy
Dr. Ahmed M. Hamdy
Chief Executive Officer